                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                   LATIN AMERICA
                                                                     GROWTH FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997

                                                                    [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   October  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

GT GLOBAL LATIN AMERICA GROWTH FUND
MESSAGE FROM THE CHAIRMAN



Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have continued to seek their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your financial adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds

GT GLOBAL LATIN AMERICA GROWTH FUND
Performance Summary


INVESTMENT OBJECTIVE

Seeks capital appreciation by investing primarily in securities of a broad range of Latin American issuers.

                      GT Global            MSCI Emerging         IFCI Investable
                      Latin America        Latin America         Latin America
                      Growth Fund          Index

8/13/91                  9525                  10000                 10000
                         9952                  11079                 11026
                        10085                  10995                 10863
                        10965                  11789                 12213
                        10771                  11110                 11740
                        11421                  12582                 13423
                        12892                  14614                 15650
                        13658                  15986                 16523
                        13665                  17163                 16566
                        13893                  17149                 16758
                        14014                  17417                 16832
                        11864                  14150                 13572
                        11891                  14403                 13664
                        11025                  13266                 12917
                        10131                  12858                 12366
                        10474                  13849                 12914
                        10648                  13888                 12823
                        11156                  14724                 13886
                        11200                  14416                 13479
                        11164                  14302                 13350
                        11810                  15350                 14486
                        11628                  14620                 13951
                        11773                  14845                 14138
                        12100                  15814                 14918
                        12499                  16273                 15346
                        13494                  17674                 16690
                        13668                  17902                 16962
                        14357                  18553                 18109
                        15047                  19840                 19492
                        17063                  22423                 22322
                        18958                  25938                 25319
                        18730                  25087                 24168
                        17454                  23303                 22547
                        15588                  21544                 20893
                        15972                  22771                 21986
                        15131                  21242                 20299
7/31/94                 16326                  23090                 22241
                        19076                  26834                 25912
                        19828                  27916                 27063
                        19253                  26543                 25482
                        19150                  25793                 25036
                        15930                  21597                 20232
                        13279                  19130                 17015
                        11784                  16244                 14548
                        10997                  15695                 14113
                        12484                  18027                 16331
                        12547                  18378                 16374
                        12862                  18684                 16716
                        13373                  19340                 17612
                        13554                  19578                 17861
                        13176                  19389                 17633
                        12099                  17785                 15952
                        12052                  18101                 16505
                        12531                  18674                 16823
                        13672                  20606                 18405
                        12990                  19420                 17433
                        13347                  19674                 17712
                        13862                  20753                 18644
                        14313                  21410                 19132
                        14266                  21941                 19473
                        13577                  21071                 18614
                        14020                  21677                 19119
                        14392                  22158                 19489
                        14218                  21932                 19126
                        14353                  22118                 19212
                        14662                  22776                 19719
                        15541                  24991                 21536
                        16333                  26636                 22944
                        16056                  26232                 22702
                        16301                  27507                 23650
                        17196                  29443                 25558
                        18456                  31999                 27610
                        19422                  33845                 29139
                        17387                  30647                 26609
                        18971                  33564                 28851
10/31/97                15430                  27153                 23480

The chart above shows the performance of the GT Global Latin America Growth Fund, Class A shares, since the Fund's inception, versus various indices. This represents a cumulative return of 54.30% and an average annual total return of 7.23% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $12,614 on October 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,425 on October 31, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1997

Share Class           Without Sales Charge(2)                     With Sales Charge
                     1-Year  5-Year  Life of Fund           1-Year  5-Year  Life of Fund
Class A(3)              8.52    8.06    8.07                   3.37    7.01    7.23
Class B(3)              8.04     N/A    5.56                   3.04     N/A    5.20
Advisor Class(4)        8.91     N/A    9.39                    N/A     N/A     N/A

HISTORICAL PERFORMANCE%(2)
Annual Returns (per calendar year)

             1991      1992      1993      1994      1995      1996
Class A     19.91(3)  (2.32)    52.94     (6.64)   (21.34)    17.00
Class B       N/A       N/A     44.28(3)  (7.12)   (21.70)    16.47

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.
(3) The Fund began operations on August 13, 1991; Class B shares commenced on April 1, 1993.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GT GLOBAL LATIN AMERICA GROWTH FUND

INTERVIEW WITH PORTFOLIO MANAGER
DAVID MANUEL

As part of our commitment to enhance Fund performance, we have recently appointed David Manuel as a Portfolio Manager for the Latin America Growth Fund. Mr. Manuel joins us from Abbey Life Investment Services where he spent a total of 10 years, the latter three of which were in the capacity of Head of Latin American Equities. He received his PhD from London University and his B.A. from Cambridge University.

The Fund has been undergoing significant restructuring in conjunction with a revamping of our approach to managing emerging market products. Under the new structure, Latin America Growth Fund managers and dedicated analysts are members of a team based in London.

Q HOW DID THE FUND PERFORM?

A After an encouraging start, performance of the Latin American markets ended the final month of the 12-month reporting period to October 31, 1997 on a disappointing note. October was a particularly devastating month, as effects of the Asian currency crisis were felt in the region. Against this backdrop, the Fund's Class A shares returned a total of 8.52% (3.37% including the maximum 4.75% sales charge); total return for the Fund's Class B shares was 8.04% (3.04% including the maximum 5% contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) Emerging Latin America Index returned 23.80%, and the International Finance Corporation (IFC)(5) Investable Latin America Index returned 22.78% over the same period.

While the Fund's underweighting in Chile contributed positively to performance against the indices, poor stock selection in Brazil and Mexico was primarily responsible for relative underperformance. Additionally, the Fund was underweighted Brazil over the first nine months of the period, a period in which the market was up close to 70% as measured by the IFC Index. Within Brazil the Fund was underweighted the parastatal (state owned) companies which performed exceptionally well.

Most of the Fund's relative underperformance occurred in the first six months of the period. Some of the evolutionary changes we discussed in the semiannual report, such as enhanced risk control guidelines and more disciplined stock selection, began exerting a positive influence toward the end of the annual reporting period.

Q WHAT TRIGGERED THE DOWNTURN IN LATIN AMERICAN MARKETS OVER THE LAST SEVERAL
  MONTHS?

A The initial trigger was a devaluation in the Thai currency in early July, which highlighted the instability of its banking sector and many years of excessive spending based on cheap dollar financings. While, in the beginning, tremors were contained to Asia, in October the sudden sharp decline in the Hong Kong market--a market previously considered immune to regional malaise--prompted fears of a global meltdown. Even the U.S. suffered a severe bout of volatility as investors fled to quality and liquidity. Meanwhile, confidence in emerging equity markets was battered on a grand scale. This effect was also evident in emerging bond markets, where spreads to U.S. Treasuries widened dramatically, raising corporate and government borrowing rates considerably.

Q WHAT ARE THE LONGER-TERM IMPLICATIONS OF ASIA'S TURMOIL FOR LATIN AMERICAN
  MARKETS?

A Emerging markets have once again come under scrutiny, emphasizing the importance of structural reform and political stability. As panic subsides, we expect Latin America to decouple from events in Asia. A decade of reform has delivered relatively stable growth and tame inflation in many Latin American countries. True, our expectations are more modest than several months ago but, despite the recent downturn, we are forecasting that the region as a whole will

                                                                Continued p4

(5) The MSCI Emerging Latin America and IFC Investable Latin America indices are market value-weighted averages of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Both indices are measured in U.S. dollars and include the effect of reinvested dividends. The MSCI Emerging Latin America Index has an aggregate market capitalization of $318.95 billion, and the IFC Investable Latin America Index has an aggregate market capitalization of $267.9 billion. The Fund has changed benchmarks to the IFC Investable Latin America Index because we feel it presents a more accurate reflection of investment opportunities for foreign investors.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER    CONTINUED

turn in its best economic performance for a generation this year, with 1997 growth of around an average of 5.5% and inflation below 13%. Meanwhile, we believe reform and privatization remain well entrenched in the region as a whole. At the extreme, we think capital flows may take some time to recover, as perceptions of risk have been altered and confidence remains fragile.

Q SPECIFICALLY, WHAT COMPANIES PERFORMED WELL?

A A number of the Fund's holdings performed exceptionally well over the period. Strong market rallies in Brazil and Mexico, in particular, contributed to impressive returns for Petrobras, Telebras and Eletrobras in Brazil, and Alfa and San Luis in Mexico.

Brazil's Telebras has done well even taking into account October's plummet in its share price--since the start of the year to October 31, Telebras enjoyed a return of about 35%. We are generally pleased with the progress being made in Brazil on regulatory reform and with the overall growth of the telecommunications industry there--cellular growth has been remarkable and even landline growth has been quite impressive.

Eletrobras, another privatization play, saw its share price strengthen further with the introduction of a regulatory regime in the energy sector. The Fund's other big performer in Brazil, Petrobras, has expanded exploration activities and experienced vast growth in its oil reserves.

KEY MARKETS

BRAZIL
In Brazil's case, the turmoil in Southeast Asian currency markets intensified concerns about overvaluation of the real, which have been looming for some time. However, while Brazil may share some characteristics with economies whose currency regimes have come under attack, Brazil's rapid reaction to investor flight by dramatically raising interest rates provides some assurance about the strength of their commitment to currency stability and low inflation. Higher interest rates, in our opinion, will most certainly impact near-term growth, yet, reassuringly, the government seems to recognize that mitigating currency uncertainties remains critical to long-term economic success.

Effects of higher interest rates on the private sector remain to be seen, leading us to stay cautious for the present. The state sector, on the other hand, continues to be compelling as renewed momentum of the reform process and privatization are seemingly back on track. Indeed, the critical component of this equation will be the time it takes for interest rates to fall to normal levels. In the meantime, we believe one result of lower economic activity should be a reduction in the level of imports and redirection of sales to the export market, which would give some needed relief to the current account deficit.

ARGENTINA
Supported by its currency peg to the U.S. dollar, the Argentine economy has proved flexible and resilient since the recession of 1995. With roughly 28% of its exports destined for Brazil, Argentina's trade balance is closely correlated with Brazil's, both in sentiment and economic impact, although exports remain a small percentage of GDP. Thus, of all regional markets, Argentina stands to bear most of the impact of any slowdown in Brazil. We believe the key for Argentina, like Brazil, will be the rate at which interest rates return to normal levels. With current uncertainties in mind, we remain underweighted relative the IFC Investable Latin America Index.

MEXICO
While events in Asia soured investor sentiment here too, Mexico has been the least affected of all the Latin American markets. Indeed, confidence in the economy and its growth prospects has given Mexico regional safe haven status. In October 1997, fundamental economic news regarding GDP and industrial production received a warm welcome--both exceeded expectations; the economy grew 7.3% in the first nine months of the year, while industrial production rose 13.1% year-on-year to the end of September. Led by manufacturing and construction, industrial production was much higher than the consensus expectation of 8.7%.

Moreover, with the U.S. as its largest trading partner (nearly 85% of exports are bound for the U.S.), we expect Mexico to continue to benefit from steady, relatively low inflationary growth in the U.S., particularly since concerns of peso overvaluation were quickly mitigated in late October. In light of our expectations of a solid uptrend in economic growth and currently relatively cheap valuations, we remain modestly overweighted in Mexico.

                                                                 Continued p.5

GT GLOBAL LATIN AMERICA GROWTH FUND

LATIN AMERICA AT A GLANCE

GEOGRAPHIC ALLOCATION OF NET ASSETS%

                        October 31         October 31
                           1997               1996

Argentina                   4.2                6.9
Bolivia                      --                3.0
Brazil                     34.3               36.2
Chile                      13.4                7.4
Colombia                    N/A                0.3
Mexico                     32.0               26.2
Panama                      1.2                1.5
Peru                        2.8                3.3
United States & Other       5.7                6.8
Venezuela                   6.4                8.4


Allocations may change as market conditions change.


CHILE
Chile's relationship with Asia has been a source of concern for investors. However, while 40% percent of its trade goes to Asia, exports are primarily commodity based and alternate markets, in our opinion, should not be difficult to find. We therefore believe the impact on Chile's trade balance is limited to commodity price deflation and should not result in a reduction in volumes of exports.

Meanwhile, valuations in Chile are currently trading lower than they have in a number of years and are beginning to look attractive. Adding to the allure are improving earnings prospects for Chilean companies, which are beginning to derive significant benefit from their capital investments at home and acquisitions abroad over recent years. Meanwhile, in an unprecedented exercise of shareholder power, the chief executive officer of Latin America's largest private-sector electricity firm was forced to resign after a revolt by shareholders. While currently an isolated event, we believe it may eventually represent a fundamental shift in accountability.

VENEZUELA

Thanks, in part, to growth in the oil sector over the past years and, in part, to structural reforms, growth in Venezuela's non-oil economy is beginning to accelerate. We are currently focusing on stocks we believe can benefit from acceleration in domestic demand. As of October 31, 1997, the Fund was overweighted in Venezuela relative to the IFC Investable Latin America Index.


STOCK MARKET CAPITALIZATION (US$ BILLION)
October 31, 1997

Brazil           122.1
Mexico            94.7
Chile             36.3
Argentina         33.2
Venezuela         14.0
Peru              10.0
Colombia           8.7


Source: MSCI, October 1997


REAL GDP GROWTH
1997e

Argentina           8.0%
Mexico              7.3%
Peru                7.1%
Chile               5.9%
Venezuela           4.0%
Brazil              3.1%
Colombia            2.8%

Source: GT Global, Inc., October 1997


INFLATION (CONSUMER PRICE INDEX)
1997e

Venezuela          38.4%
Colombia           17.7%
Mexico             16.2%
Peru                7.0%
Chile               5.9%
Brazil              4.5%
Argentina             0%

Source: GT Global, Inc., October 1997

ALLOCATION OF NET ASSETS

Consumer Durables                0.9%
Consumer Non-Durables            8.1%
Finance                          9.9%
Multi Industry/Misc.            10.6%
Materials/Basic Industries      13.4%
Energy                          24.6%
Services/Other                  32.5%

Allocations may change as market conditions change. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL LATIN AMERICA GROWTH FUND                                                             % of
KEY PORTFOLIO HOLDINGS(6)                                                       Country       Net Assets

TELEBRAS Operator of Brazil's local and long-distance services. The company      Brazil          10.4
is currently state-controlled and scheduled for privatization in 1998.

ELETROBRAS Brazil's state-controlled holding company is responsible for the      Brazil           4.7
planning, coordination and financing of the country's electric utility sector. Its assets are primarily hydroelectric electricity generation plants that collectively represent 47% of the country's generating capacity.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V. The largest manufacturer of diapers,      Mexico           3.9
tissue paper, notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace.

ALFA, S.A. DE C.V. Operates several companies which manufacture various          Mexico           3.4
products for industries in Mexico, including steel mills, an insulation manufacturing plant, and a processor and distributor of meats and dairy products. The company also has interests in petrochemical plants producing textiles, and a manufacturer of aluminum autoparts and products.

PETROBRAS Produces oil and natural gas liquids through approximately 7,258       Brazil           3.1
producing wells and also produces at sea through its fixed and floating platforms. The company's main products are oil products and fuel alcohol.
Petrobras also provides maritime freight services.

FOMENTO ECONOMICO MEXICANO, S.A. DE C.V. Produces and distributes soft drinks    Mexico           3.1
and beer and operates retail stores.  The company sells its beer in Mexico and exports to 63 countries throughout the world.

GRUPO CARSO, S.A. DE C.V. A holding company with investments in many sectors,    Mexico           2.9
including tobacco, mining, construction, auto parts, paper products and food and beverages.

APASCO S.A. DE C.V. Operates mills throughout Mexico which manufacture cement    Mexico           2.8
and ready-mixed concrete. The company markets its products to the engineering and construction industries throughout Mexico. Apasco also operates mines from which it produces limestone, silica sand, iron and gypsum.

C.A. LA ELECTRICIDAD DE CARACAS Generates electric power and other related       Venezuela        2.5
services in Venezuela.

TELEFONOS DE MEXICO, S.A. Provides national and international long-distance      Mexico           2.5
and local telephone service to 7,320 communities throughout Mexico. The company also provides voice, data, image signal and cellular transmission services.

Source: Bloomberg, November 1997.

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
LATIN AMERICA
GROWTH FUND

FINANCIAL
STATEMENTS

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Latin America Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Latin America Growth Fund as of October 31, 1997, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (28.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --        10.4
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --            208,900   $ 21,203,350          --
    Common ..................................................   --        106,900,000      9,502,114          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX           170,500      7,374,125         2.5
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: ......................................   MEX                --             --         2.3
    RETAILERS-OTHER
    "C" .....................................................   --          3,340,500      5,800,868          --
    "B" - ADR{\/} ...........................................   --            335,792        648,079          --
    "A" .....................................................   --            104,372        192,244          --
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ..................................................   VENZ          147,400      6,448,750         2.2
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          254,100      5,018,475         1.7
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ................................................   BRZL       26,748,622      4,852,798         1.7
    BUSINESS & PUBLIC SERVICES
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE          163,000      4,523,250         1.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         1.2
    TELEPHONE NETWORKS
    Preferred ...............................................   --         11,109,390      2,902,308          --
    Common-/- ...............................................   --          2,802,000        597,306          --
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE          181,100      3,350,350         1.1
    RETAILERS-FOOD
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred ................................................   BRZL       34,694,581      3,304,546         1.1
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: ............   MEX                --             --         1.0
    RETAILERS-FOOD
    UBC .....................................................   --          2,682,000      2,665,940          --
    GDR{\/} .................................................   --             13,900        276,263          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            90,900      2,556,563         0.9
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX            47,000      1,457,000         0.5
    BROADCASTING & PUBLISHING
  Supermercados Unimarc S.A. - ADR (Chile){\/} -/- ..........   CHLE           33,000        495,000         0.2
    RETAILERS-FOOD
                                                                                        ------------
                                                                                          83,169,329
                                                                                        ------------
Energy (24.6%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         4.7
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --         20,252,000      8,762,885          --
    Common-/- ...............................................   --         11,999,000      4,843,573          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       48,642,000      9,045,365         3.1
    OIL
  C.A. La Electricidad de Caracas ...........................   VENZ        5,672,038      7,456,318         2.5
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL       17,602,000      5,843,915         2.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Enersis S.A. - ADR{\/} ....................................   CHLE          174,500   $  5,758,500         2.0
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          254,300      5,117,788         1.7
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG           148,900      4,764,800         1.6
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          112,200      4,488,000         1.5
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            674,500      4,426,406         1.5
    OIL
  Chilgener S.A. - ADR{\/} ..................................   CHLE          121,819      3,289,113         1.1
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................   BRZL       10,585,000      2,707,701         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000      2,522,279         0.9
    OIL
  Perez Companc S.A. "B" ....................................   ARG           377,196      2,362,665         0.8
    OIL
  Compania Paulista de Forca e Luz ..........................   BRZL        5,030,000        736,842         0.3
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          72,126,150
                                                                                        ------------
Materials/Basic Industry (13.4%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         2,614,000     11,520,383         3.9
    PAPER/PACKAGING
  Apasco, S.A. de C.V. ......................................   MEX         1,331,000      8,129,461         2.8
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL          306,600      5,923,966         2.0
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      4,933,313         1.7
    CHEMICALS
  Grupo Industrial Minera Mexico "L" ........................   MEX         1,406,724      4,178,055         1.4
    METALS - NON-FERROUS
  Industrias Penoles S.A. (CP) ..............................   MEX           978,200      3,895,228         1.3
    METALS - NON-FERROUS
  Corporacion Venezolana de Cementos, S.A.C.A.: .............   VENZ               --             --         0.3
    CEMENT
    "A" .....................................................   --            347,758        704,225          --
    "B" .....................................................   --            161,928        324,987          --
                                                                                        ------------
                                                                                          39,609,618
                                                                                        ------------
Multi-Industry/Miscellaneous (10.6%)
  Alfa, S.A. de C.V. "A" ....................................   MEX         1,356,600      9,942,984         3.4
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX         1,357,000      8,629,545         2.9
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V.-/- ......................   MEX           830,200      6,442,750         2.2
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            93,800      3,177,475         1.1
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX           355,000   $  1,743,114         0.6
    MULTI-INDUSTRY
  Commercial Del Plata-/- ...................................   ARG           697,410      1,032,786         0.4
    CONGLOMERATE
                                                                                        ------------
                                                                                          30,968,654
                                                                                        ------------
Finance (9.9%)
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      247,114,000      6,271,997         2.1
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            89,035      3,539,141         1.2
    OTHER FINANCIAL
  Banco BHIF - ADR-/-{\/} ...................................   CHLE          195,500      3,396,813         1.2
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ...........................   MEX         2,279,000      3,138,743         1.1
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ..................................   PERU          140,320      2,516,990         0.9
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          149,900      2,510,825         0.9
    INVESTMENT MANAGEMENT
  Banco Provincial S.A. .....................................   VENZ        1,196,992      2,390,332         0.8
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE          125,100      2,173,613         0.7
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG            58,000      1,428,250         0.5
    BANKS-MONEY CENTER
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000        848,383         0.3
    REAL ESTATE
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        730,913         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          28,946,000
                                                                                        ------------
Consumer Non-Durables (8.1%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX         1,274,500      9,005,449         3.1
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         4,980,000      4,830,898         1.6
    FOOD
  Companhia Cervejaria Brahma Preferred .....................   BRZL        6,838,000      4,279,949         1.5
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          138,800      3,383,250         1.2
    BEVERAGES - ALCOHOLIC
  Mavesa S.A. - ADR{\/} .....................................   VENZ          147,500      1,106,250         0.4
    FOOD
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           53,200        691,600         0.2
    TEXTILES & APPAREL
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE           15,000        360,000         0.1
    BEVERAGES - NON-ALCOHOLIC
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           75,905         69,463          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          23,726,859
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (0.9%)
  Brasmotor S.A. Preferred ..................................   BRZL       18,327,000   $  2,576,819         0.9
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $290,305,760) ................                            281,123,429        95.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ) Rights -
   Preferred, expire 11/12/97 ...............................   BRZL        1,689,830         22,993          --
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights, expire
   11/12/97 .................................................   BRZL          513,280            466          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                 23,459          --
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $290,305,760)  * ....................                            281,146,888        95.8
Other Assets and Liabilities ................................                             12,433,174         4.2
                                                                                        ------------       -----

NET ASSETS ..................................................                           $293,580,062       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $290,596,548 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,409,562
                 Unrealized depreciation:           (35,859,222)
                                                  -------------
                 Net unrealized depreciation:     $  (9,449,660)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                          PERCENTAGE OF NET ASSETS{d}
                                         -----------------------------
                                                   SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)     EQUITY    & OTHER       TOTAL
--------------------------------------   -----     -------       -----
Argentina (ARG/ARS) ..................    4.2                      4.2
Brazil (BRZL/BRL) ....................   34.3                     34.3
Chile (CHLE/CLP) .....................   13.4                     13.4
Mexico (MEX/MXN) .....................   32.0                     32.0
Panama (PAN/PND) .....................    1.2                      1.2
Peru (PERU/PES) ......................    2.8                      2.8
United States (US/USD) ...............    1.5       4.2            5.7
Venezuela (VENZ/VEB) .................    6.4                      6.4
                                         -----     -------       -----
Total  ...............................   95.8       4.2          100.0
                                         -----     -------       -----
                                         -----     -------       -----

--------------

{d}  Percentages indicated are based on net assets of $293,580,062.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $290,305,760) (Note 1).............................  $281,146,888
  U.S. currency.....................................................................  $     924
  Foreign currencies (cost $44,025).................................................     44,033       44,957
                                                                                      ---------
  Receivable for Fund shares sold..............................................................   14,119,361
  Receivable for securities sold...............................................................    4,099,448
  Dividends receivable.........................................................................      686,435
  Miscellaneous receivable.....................................................................       19,727
                                                                                                 -----------
    Total assets...............................................................................  300,116,816
                                                                                                 -----------
Liabilities:
  Payable for loan outstanding (Note 1)........................................................    3,238,000
  Payable for Fund shares repurchased..........................................................    2,418,769
  Payable for investment management and administration fees (Note 2)...........................      305,562
  Payable for service and distribution expenses (Note 2).......................................      233,877
  Payable for transfer agent fees (Note 2).....................................................      174,161
  Payable for printing and postage expenses....................................................       87,242
  Payable for professional fees................................................................       37,498
  Payable for custodian fees (Note 1)..........................................................       17,552
  Payable for registration and filing fees.....................................................        5,729
  Payable for Directors' fees and expenses (Note 2)............................................        5,654
  Payable for fund accounting fees (Note 2)....................................................        5,612
  Other accrued expenses.......................................................................        7,098
                                                                                                 -----------
    Total liabilities..........................................................................    6,536,754
                                                                                                 -----------
Net assets.....................................................................................  $293,580,062
                                                                                                 -----------
                                                                                                 -----------
Class A:
Net asset value and redemption price per share ($159,496,474 DIVIDED BY 8,177,513 shares
 outstanding)..................................................................................  $     19.50
                                                                                                 -----------
                                                                                                 -----------
Maximum offering price per share (100/95.25 of $19.50) *.......................................  $     20.47
                                                                                                 -----------
                                                                                                 -----------
Class B:+
Net asset value and offering price per share ($133,448,007 DIVIDED BY 6,939,727 shares
 outstanding)..................................................................................  $     19.23
                                                                                                 -----------
                                                                                                 -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($635,581 DIVIDED BY
 32,476 shares outstanding)....................................................................  $     19.57
                                                                                                 -----------
                                                                                                 -----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $317,756,097
  Undistributed net investment income..........................................................      219,672
  Accumulated net realized loss on investments and foreign currency transactions...............  (15,230,114)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...       (6,721)
  Net unrealized depreciation of investments...................................................   (9,158,872)
                                                                                                 -----------
Total -- representing net assets applicable to capital shares outstanding......................  $293,580,062
                                                                                                 -----------
                                                                                                 -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $266,649)..............................  $ 8,471,075
  Interest income...........................................................................      530,160
                                                                                              -----------
    Total investment income.................................................................    9,001,235
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    3,538,586
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,011,259
    Class B....................................................................    1,587,737    2,598,996
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,261,524
  Custodian fees (Note 1)...................................................................      196,565
  Printing and postage expenses.............................................................      175,200
  Fund accounting fees (Note 2).............................................................       90,733
  Audit fees................................................................................       73,365
  Registration and filing fees..............................................................       64,495
  Legal fees................................................................................       17,155
  Directors' fees and expenses (Note 2).....................................................       13,140
  Other expenses (Note 1)...................................................................      215,751
                                                                                              -----------
    Total expenses before reductions........................................................    8,245,510
                                                                                              -----------
      Expense reductions (Notes 1 & 6)......................................................     (361,233)
                                                                                              -----------
    Total net expenses......................................................................    7,884,277
                                                                                              -----------
Net investment income.......................................................................    1,116,958
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   85,442,902
  Net realized loss on foreign currency transactions...........................     (897,287)
                                                                                 -----------
    Net realized gain during the year.......................................................   84,545,615
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       25,640
  Net change in unrealized depreciation of investments.........................  (47,707,162)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (47,681,522)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................   36,864,093
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $37,981,051
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                              OCTOBER 31,    OCTOBER 31,
                                                                                 1997           1996
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................  $   1,116,958  $     878,406
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................     84,545,615     (4,964,724)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.......................................         25,640        608,089
  Net change in unrealized appreciation (depreciation) of investments......    (47,707,162)    63,484,288
                                                                             -------------  -------------
    Net increase in net assets resulting from operations...................     37,981,051     60,006,059
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --       (842,524)
  In excess of net investment income.......................................             --       (381,092)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --        (93,201)
  In excess of net investment income.......................................             --        (42,157)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --         (4,285)
  In excess of net investment income.......................................             --         (1,938)
                                                                             -------------  -------------
    Total distributions....................................................             --     (1,365,197)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,267,100,757  1,551,794,195
  Decrease from capital shares repurchased.................................  (1,327,093,718) (1,612,200,649)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................    (59,992,961)   (60,406,454)
                                                                             -------------  -------------
Total decrease in net assets...............................................    (22,011,910)    (1,765,592)
Net assets:
  Beginning of year........................................................    315,591,972    317,357,564
                                                                             -------------  -------------
  End of year *............................................................  $ 293,580,062  $ 315,591,972
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income of.........................  $     219,672             --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (A)    1996 (A)    1995 (A)    1994 (A)    1993 (A)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.95   $   15.38   $   26.11   $   19.78   $   15.59
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.11        0.09        0.15       (0.08)       0.18*
  Net realized and unrealized gain
   (loss) on investments................       1.44        2.59       (9.28)       6.75        5.21
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.55        2.68       (9.13)       6.67        5.39
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.08)         --       (0.19)      (0.12)
  From net realized gain on
   investments..........................         --          --       (1.60)      (0.15)      (1.08)
  In excess of net investment income....         --       (0.03)         --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --       (0.11)      (1.60)      (0.34)      (1.20)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   19.50   $   17.95   $   15.38   $   26.11   $   19.78
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............       8.52%      17.52%     (37.16)%     34.10%       37.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 159,496   $ 177,373   $ 182,462   $ 336,960   $ 129,280
Ratio of net investment income (loss) to
 average net assets.....................       0.52%       0.46%       0.86%      (0.29)%       1.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       1.96%       2.03%       2.11%       2.04%        2.4%*
  Without expense reductions............       2.06%       2.10%       2.12%        N/A         N/A
Portfolio turnover rate++++.............        130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0007   $  0.0005         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratio would have been 2.49% and the ratio of net investment income to average net assets would have been 1.25% for the year ended October 31, 1993.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                      GT GLOBAL LATIN AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                      YEAR ENDED OCTOBER 31,                   TO
                                          ----------------------------------------------   OCTOBER 31,
                                           1997 (A)    1996 (A)    1995 (A)    1994 (A)     1993 (A)
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.78   $   15.21   $   25.94   $   19.75     $ 16.26
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........       0.01       (0.00)       0.06       (0.22)      (0.07)
  Net realized and unrealized gain
   (loss) on investments................       1.44        2.59       (9.19)       6.74        3.56
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       1.45        2.59       (9.13)       6.52        3.49
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --       (0.01)         --       (0.18)         --
  From net realized gain on
   investments..........................         --          --       (1.60)      (0.15)         --
  In excess of net investment income....         --       (0.01)         --          --          --
                                          ----------  ----------  ----------  ----------  -------------
    Total distributions.................         --       (0.02)      (1.60)      (0.33)         --
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $   19.23   $   17.78   $   15.21   $   25.94     $ 19.75
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (d).............       8.04%      17.02%     (37.42)%     33.33%       21.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 133,448   $ 137,400   $ 134,527   $ 211,673     $13,576
Ratio of net investment income (loss) to
 average net assets.....................       0.02%      (0.04)%      0.36%      (0.79)%      (0.7)% (c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       2.46%       2.53%       2.61%       2.54%        2.9% (c)
  Without expense reductions............       2.56%       2.60%       2.62%        N/A         N/A
Portfolio turnover rate++++.............        130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0007   $  0.0005         N/A         N/A         N/A

                                                   ADVISOR CLASS+++
                                          -----------------------------------

                                               YEAR ENDED        JUNE 1, 1995
                                               OCTOBER 31,            TO
                                          ---------------------  OCTOBER 31,
                                          1997 (A)    1996 (A)       1995
                                          --------   ----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 17.94    $   15.40    $   15.95
                                          --------   ----------  ------------
Income from investment operations:
  Net investment income (loss)..........     0.19         0.17         0.09
  Net realized and unrealized gain
   (loss) on investments................     1.44         2.58        (0.64)
                                          --------   ----------  ------------
    Net increase (decrease) from
     investment operations..............     1.63         2.75        (0.55)
                                          --------   ----------  ------------
Distributions to shareholders:
  From net investment income............       --        (0.14)          --
  From net realized gain on
   investments..........................       --           --           --
  In excess of net investment income....       --        (0.07)          --
                                          --------   ----------  ------------
    Total distributions.................       --        (0.21)          --
                                          --------   ----------  ------------
Net asset value, end of period..........  $ 19.57    $   17.94    $   15.40
                                          --------   ----------  ------------
                                          --------   ----------  ------------
Total investment return (d).............     8.91%       18.16%       (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   636    $     818    $     369
Ratio of net investment income (loss) to
 average net assets.....................     1.02%        0.96%        1.36 %(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................     1.46%        1.53%        1.61 %(c)
  Without expense reductions............     1.56%        1.60%        1.62 %(c)
Portfolio turnover rate++++.............      130%         101%         125 %
Average commission rate per share paid
 on portfolio transactions++++..........  $0.0007    $  0.0005          N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratio would have been 2.49% and the ratio of net investment income to average net assets would have been 1.25% for the year ended October 31, 1993.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Latin America Growth Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F12

                      GT GLOBAL LATIN AMERICA GROWTH FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At October 31, 1997, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $14,939,326, of which $8,211,999 expires in 2003 and $6,727,327 expires in 2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in

                                      F13

                      GT GLOBAL LATIN AMERICA GROWTH FUND

accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $32,165,965 were on loan to brokers. The loans were secured by cash collateral of $34,658,600. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1997, the Fund received $315,802 of income from securities lending which was used to reduce custodian and administrative expenses.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $3,238,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,810,915, with a weighted average interest rate of 6.37%. Interest expense for the Fund for the year ended October 31, 1997 was $98,132, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds Portfolios' investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1997, GT Global retained $50,871 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $282 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of $923,487. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor.

                                      F14

                      GT GLOBAL LATIN AMERICA GROWTH FUND

All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $439,672,522 and $508,014,202. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F15

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31,1997              OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   46,171,230  $ 937,785,689   76,364,877  $ 1,304,172,875
Shares issued in connection with reinvestment of
  distributions...................................           --             --       66,851        1,023,814
                                                    -----------  -------------  -----------  ---------------
                                                     46,171,230    937,785,689   76,431,728    1,305,196,689
Shares repurchased................................  (47,874,889)  (980,118,186) (78,414,835)  (1,346,357,898)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (1,703,659) $ (42,332,497)  (1,983,107) $   (41,161,209)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1997             OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   14,424,170  $ 299,346,687   13,503,991  $   230,324,732
Shares issued in connection with reinvestment of
  distributions...................................           --             --        6,914          105,073
                                                    -----------  -------------  -----------  ---------------
                                                     14,424,170    299,346,687   13,510,905      230,429,805
Shares repurchased................................  (15,210,392)  (316,506,347) (14,627,921)    (250,064,111)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................     (786,222) $ (17,159,660)  (1,117,016) $   (19,634,306)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1997             OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    1,448,623  $  29,968,381      932,074  $    16,161,478
Shares issued in connection with reinvestment of
  distributions...................................           --             --          408            6,223
                                                    -----------  -------------  -----------  ---------------
                                                      1,448,623     29,968,381      932,482       16,167,701
Shares repurchased................................   (1,461,777)   (30,469,185)    (910,792)     (15,778,640)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      (13,154) $    (500,804)      21,690  $       389,061
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at October 31, 1997.

Transactions during the year with companies that were affiliates are as follows:

                                                                               NET
                                                                             REALIZED
                                                    PURCHASES     SALES        GAIN     DIVIDEND
AFFILIATES                                             COST      PROCEEDS     (LOSS)     INCOME
--------------------------------------------------  ----------  ----------  ----------  --------
Compania Boliviana de Energia Electrica...........  $       --  $9,666,400  $2,805,315  $ 44,960
Sanluis Corporacion, S.A. de C.V..................          --   5,738,935   2,214,183   318,107

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $45,431 under these arrangements.

                                      F16

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                             GT Global Latin America Growth Fund
          LATAR712XXXMER.675
          December, 1997